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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 26, 2005

                               ARADIGM CORPORATION
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             (Exact name of registrant as specified in its charter)

            California                   0-28402                94-3133088
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   (State or other jurisdiction       (Commission             (IRS Employer
         of incorporation)            File Number)         Identification No.)

                               3929 Point Eden Way
                                Hayward, CA 94545
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           (Address of principal executive offices including zip code)

        Registrant's telephone number, including area code (510) 265-9000


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 26, 2005, Aradigm Corporation (the "Company") announced via press release the Company's results for its first quarter ended March 31, 2005. A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

99.1     Press Release, dated February 16, 2005.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ARADIGM CORPORATION


Dated: March 26, 2005                       By:    /s/ THOMAS C. CHESTERMAN
                                                   -----------------------------
                                                   Thomas C. Chesterman
                                            Title: Senior Vice President
                                                   and Chief Financial Officer
                                                   (Principal Financial
                                                   and Accounting Officer)

INDEX TO EXHIBITS

EXHIBIT NUMBER   DESCRIPTION
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99.1             Press Release, dated March 26, 2005